UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2008

VION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of incorporation)

000-26534 (Commission File Number)	13-3671221 (IRS Employer Identification No.)

4 Science Park, New Haven, CT (Address of principal executive offices)	06511 (Zip Code)

Registrant’s telephone number, including area code: (203) 498-4210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 8 2008, Vion Pharmaceuticals, Inc. (the “Company”) held a teleconference to discuss its financial results for its first quarter ended March 30, 2008. A transcript of this teleconference is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information being furnished under Item 2.02 in this Form 8-K, including the accompanying exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 8, 2008, the Company announced that it had received a letter, dated May 7, 2008, from The Nasdaq Stock Market Inc. (Nasdaq) stating that the Company’s common stock will be delisted from the Nasdaq Capital Market as of the opening of business on May 16, 2008 because the Company does not comply with Marketplace Rule 4310(c)(3). If the Company requests a hearing no later than May 14, 2008, the request for a hearing will automatically stay the delisting of the Company's common stock until the Panel reaches a decision. The Company intends to request a hearing before May 14, 2008. There can be no assurance that the Panel will grant the Company's request for continued listing.

A copy of the press release announcing receipt of the letter is attached as Exhibit 99.2 to this Current Report of Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events.

On May 8, 2008, the Company announced the start of an investigator-sponsored Phase I/II clinical trial of its lead anticancer agent Cloretazine® (VNP40101M) in combination with cytarabine in elderly patients with previously untreated acute myelogenous leukemia (AML) and high-risk myelodysplastic syndromes (MDS). The trial is being conducted under the direction of Ellen K. Ritchie, M.D. at The Weill-Cornell Medical College in New York City. Co-investigators for the study are Eric Feldman, M.D. and Gail Roboz, M.D.

A copy of the press release announcing the commencement of the trial is attached as Exhibit 99.3 to this Current Report of Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Transcript of May 8, 2008 Conference Call
99.2	Press release dated May 8, 2008.
99.3	Press release dated May 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: May 9, 2008	By:	/s/ Howard B. Johnson
Name: Howard B. Johnson
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of May 8, 2008 Conference Call
99.2	Press release dated May 8, 2008.
99.3	Press release dated May 8, 2008.